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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                            Securities Act of 1934



Date of Report (Date of earliest event reported):  June 25, 1997

                             BOSTON CHICKEN, INC.
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            (Exact name of registrant as specified in this charter)


Delaware                           0-22802                            36-3904053
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(State or other                  (Commission                    (IRS Employer
jurisdiction of                    File No.)                 Identification No.)
incorporation)


     14103 Denver West Parkway, P.O. Box 4086, Golden, Colorado 80401-4086
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                   (Address of principal executive offices)


                                (303) 278-9500
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             (Registrant's telephone number, including area code)


                                Not applicable
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         (Former name or former address, if changes since last report)
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Item 5.  Other Events.

     On June 25, 1997, Boston Chicken, Inc. (the "Company") announced that the Company and its area developers have completed their review of store development plans and expect to open a total of 150 to 200 new Boston Market stores during 1997 and a total of 150 to 250 stores during 1998. The Company's original objective was to open approximately 300 stores per year. The Company said fewer than anticipated store openings will negatively impact earnings expectations for 1997 and 1998.

     The Company also announced that it is transitioning its marketing strategy to refocus on its core brand attributes by reemphasizing quality, convenience and value at dinner and to reduce the amount of couponing and media spending. The Company said it has begun to see sales weakness in Boston Market stores during the second quarter of fiscal 1997 and that it expects that during the period in which it transitions its marketing strategy, store performance will be choppy.

     Certain statements in this report constitute "forward-looking statements" and involve risks, uncertainties and other factors which may cause the actual results and the performance of the Company, its area developers and franchisees, and its and their Boston Market stores to be materially different from the results, performance or achievements expressed or implied by such statements. Such factors include, among others: availability and cost of capital to the restaurant industry in general and the Company and its area developers in particular; success of operating initiatives; development and operating costs; area developers' adherence to development schedules; advertising and promotional efforts; store performance; adverse publicity; changes in business strategy, including the possible integration of fresh, ready-to-heat prepared foods in the Boston Market concept; changes in development plans; availability, locations, and terms of sites for store development; and other factors set forth in the Company's filings with the Securities and Exchange Commission.


                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  June 25, 1997

                                       BOSTON CHICKEN, INC.


                                       By:         /s/ Mark W. Stephens
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                                           Mark W. Stephens
                                           Vice Chairman of the Board and Chief
                                              Financial Officer